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                                     EXHIBIT 99.2


                                          18

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                      PEGASUS GOLD CORPORATION AND SUBSIDIARIES


                                    MONTHLY REPORT
                            FINANCIAL STATEMENTS -- INDEX
                               MARCH 1 - MARCH 31, 1998


CONSOLIDATED STATEMENT OF OPERATIONS, MARCH 1, 1998 - MARCH 31, 1998

CONSOLIDATED STATEMENT OF CASH FLOWS, MARCH 1, 1998 - MARCH 31, 1998

CONSOLIDATED BALANCE SHEET, MARCH 31, 1998


                                          19

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                                  PEGASUS GOLD INC.
                         CONSOLIDATED STATEMENT OF OPERATIONS
                             JANUARY 16 - MARCH 31, 1998

                                                     PTD           March
                                                     ----------------------
Sales                                                $24,113        $ 9,184
                                                     ----------------------

Cost of Sales                                         19,578          7,486
Depreciation and amortization                          4,526          1,635
                                                     ----------------------
                                                      24,104          9,121
                                                     ----------------------

Gross profit                                              10             62
                                                     ----------------------

Operating expenses:
     General and administrative                        1,472            717
     Royalties                                           392            156
     Exploration and evaluation                          773            208
     Care and maintenance                                132             61
     Property write-downs                                  3              3
     Restructuring charges                                19            (10)
                                                     ----------------------
                                                       2,791          1,134
                                                     ----------------------
     Income (loss) from operations                    (2,782)        (1,072)
                                                     ----------------------

Other income (expense):

     Interest and other income                           667            502
     Interest expense, net of amounts capitalized     (2,654)        (1,082)
     Gain (loss) on disposition of assets               (246)            (0)
                                                     ----------------------
                                                      (2,233)          (581)
                                                     ----------------------

Income (loss) before income taxes                     (5,014)        (1,652)
Income tax provision (benefit)                             0             (0)
                                                     ----------------------

Net Income (loss)                                    $(5,014)       $(1,652)
                                                     ----------------------
                                                     ----------------------

NOTE: The consolidated statement of operations includes non-bankrupt subsidiaries. Losses from non-bankrupt subsidiaries were $139,000 in March and $489,000 for the period-to-date. These losses represent exploration expense.

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                                  PEGASUS GOLD INC.
                         CONSOLIDATED STATEMENT OF CASH FLOWS

                             JANUARY 16 - MARCH 31, 1998

                                                     PTD           March
                                                     -----------------------
Operating activities:
  Net income (loss)                                  ($5,015)       ($1,653)
  Adjustments to reconcile:
     Depreciation                                      5,486          2,515
     Amortization of debt issuance costs                 109              0
     Loss on sale of investments                         331              0
     Provision for closure, enviro., & legal               0              0
     Payments for closure, enviro., & legal             (146)          (146)
     Deferred items                                     (443)           (75)
     Other, net                                       (1,632)          (915)
     Change in receivables                            (5,352)        (1,076)
     Change in inventories                            (1,004)        (1,359)
     Change in accounts payable and accruals           8,071         (8,826)
     Change in intercompany accounts                       0              0
     Change in other current assets                   36,930            593
                                                     -----------------------
Net cash provided by operating activities             37,335        (10,942)
                                                     -----------------------

Investing activities:
     Additions to property plant, and
       equipment, net                                 (1,295)         9,769
     Sale of property plant, and equipment                 0              0
     Purchase of investments                               0              0
     Proceeds from the sale or maturity
       of investments                                    181            181
                                                     -----------------------
Net cash applied to investing activities              (1,114)         9,950
                                                     -----------------------

Financing activities:
     Proceeds from issuance of common stock                0              0
     Payments of obligations under capital lease        (143)           (87)
     Proceeds from issuance of long-term debt              0              0
     Payments of long term debt                      (26,336)             0
     Debt issuance costs                                   0              0
                                                     -----------------------
Net cash provided by (applied to) financing
  activities                                         (26,479)           (87)
                                                     -----------------------
Net increase (decrease) in cash and cash
  equivalents                                          9,742         (1,079)
Cash and cash equivalents, beginning of period        20,871         31,692
                                                     -----------------------

                                                     -----------------------
Cash and cash equivalents, end of period             $30,613        $30,613
                                                     -----------------------
                                                     -----------------------

NOTE: This consolidated statement of cash flows includes non-bankrupt subsidiaries.

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                                  PEGASUS GOLD INC.
                              CONSOLIDATED BALANCE SHEET
                                 AS OF MARCH 31, 1998

                                        ASSETS

Current Assets:
   Cash and cash equivalents                                        $30,613
   Due from sales of products                                        19,202
   Receivable from unconsolidated subsidiary                          2,574
   Inventories                                                       26,884
   Other Current Assets                                               2,837
                                                            ----------------
       Total current assets                                          82,089

Investments                                                           1,283
Property, plant and equipment, net                                   80,846
Other Assets                                                          7,585
                                                            ----------------
       Total Assets                                                $171,804
                                                            ----------------
                                                            ----------------

                                     LIABILITIES

Liabilities subject to compromise                                 $  23,494

Current Liabilities:
   Accounts payable and other current                                 7,492
   Accrued salaries, wages, and benefits                              3,547
   Mining taxes payable                                               4,583
   Dividends Payable                                                      0
   Current portion of capital lease obligations                       3,891
                                                            ----------------
       Total current liabilities                                     19,812
                                                            ----------------

Long-term debt                                                      176,930
Capital lease obligations                                            18,307
Accrued care & maintenance                                            3,096
Deferred site closure and remediation                                88,167
Deferred revenue                                                          0
Other deferred liabilities                                            5,836
                                                            ----------------
       Total Liabilities                                            $35,642
                                                            ----------------

                                 SHAREHOLDERS' EQUITY

Class A preferred stock, Series 1, C$10 par value:
   Authorized - 20,000,000 shares; none issued
Common stock no par value:
   Authorized - 200,000,000 shares; issued and
   outstanding, 1997 - 41,834,086 shares                            428,810
Accumulated deficit                                                (591,657)
Foreign currency translation adjustment                                (992)
Unrealized Gain/(Loss) on Available for Sale Investments                  0
                                                            ----------------
       Total shareholders' equity                                  (163,838)
                                                            ----------------
       Total liabilities and shareholders' equity                  $171,804
                                                            ----------------
                                                            ----------------

NOTE: This consolidated balance sheet includes the non-bankrupt subsidiaries. Total assets and liabilities of non-bankrupt subsidiaries were $964,000 and $286,000, respectively, at March 31 1998.

       The consolidating balance sheet only includes the bankrupt subsidiaries. It differs from this balance sheet by the items mentioned above, the intercompany balances between bankrupt and non-bankrupt subsidiaries, ($84,362,069), which do not eliminate, and investments by bankrupt companies in non-bankrupt subsidiaries ($28,418,000) which also do not eliminate.